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                                                                    EXHIBIT 10.8


                                MCN ENERGY GROUP


                      MANDATORY DEFERRED COMPENSATION PLAN








                    (AS RESTATED EFFECTIVE DECEMBER 15, 1999)












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                                TABLE OF CONTENTS


SECTION                                                                                           PAGE
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

SECTION 1  - TITLE, PURPOSE AND EFFECTIVE DATE...................................................   1
                  1.01.         Title ...........................................................   1
                  1.02.         Purpose .........................................................   1
                  1.03.         Effective Date ..................................................   1

SECTION 2 - DEFINITIONS         .................................................................   1
                  2.01.         "Account" .......................................................   1
                  2.02.         "Affiliated Company" ............................................   1
                  2.03.         "Annual Base Salary".............................................   1
                  2.04.         "Annual Incentive Compensation" .................................   2
                  2.05.         "Beneficiary"....................................................   2
                  2.06.         "Board of Directors" ............................................   2
                  2.07.         "Code" ..........................................................   2
                  2.08.         "Committee" .....................................................   2
                  2.09.         "Company"........................................................   2
                  2.10.         "Covered Employee" ..............................................   2
                  2.11.         "Deferral".......................................................   2
                  2.12.         "Deferral Form"..................................................   2
                  2.13.         "Deferral Period"................................................   2
                  2.14.         "ERISA"..........................................................   2
                  2.15.         "FICA" ..........................................................   2
                  2.16.         "In Pay Status"..................................................   3
                  2.17.         "Participant"....................................................   3
                  2.18.         "Performance Share Award" .......................................   3
                  2.19.         "Plan"...........................................................   3
                  2.20.         "Plan Interest Rate".............................................   3
                  2.21.         "Plan Year"......................................................   3
                  2.22.         "Restricted Stock Plan"..........................................   3
                  2.23.         "Savings Plan" ..................................................   3
                  2.24.         "Spouse" ........................................................   3
                  2.25.         "Total Compensation" ............................................   3

SECTION 3 - PARTICIPATION       .................................................................   3
                  3.01.         Determination of Covered Employee Status..........................  3
                  3.02.         Commencement of Participation ....................................  4
                  3.03.         Deferral Form ....................................................  4
                  3.04.         Amount of Deferral ...............................................  4
                  3.05.         Increased Deferral ...............................................  4
                  3.06.         Denomination of Deferrals  - General .............................  4
                  3.07.         Denomination of Deferrals - Active Participant Age 65 ............  5
                  3.08.         Establishment of Account .........................................  5
                  3.09.         Interaction with the MCN Energy Group Long-Term Performance
                                Share Plan........................................................  5

SECTION 4  - FUNDING OF BENEFITS..................................................................  5
                  4.01.         Unfunded Plan ....................................................  5
                  4.02.         Dividend Equivalents .............................................  5



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

SECTION                                                                                           PAGE
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
SECTION 5 - FORM AND TIMING OF PAYMENT............................................................  6
                  5.01.         Timing of Payment ................................................  6
                  5.02.         Cash Valuation of Account.........................................  6
                  5.03.         Form of Payments..................................................  6
                  5.04.         Change in Payment Option .........................................  6
                  5.05.         Hardship Withdrawal Benefits .....................................  6

SECTION 6 - SELECTION OF AND PAYMENTS TO A BENEFICIARY ...........................................  7
                  6.01.         Beneficiary Designation ..........................................  7
                  6.02.         Change in Beneficiary Designation ................................  7
                  6.03.         Pre-Retirement Survivor Benefit -General .........................  7
                  6.04.         Pre-Retirement Survivor Benefit - Participant Age 65 .............  7
                  6.05.         Post-Retirement Survivor Benefit .................................  8

SECTION 7 - VESTING OF BENEFITS ..................................................................  8

SECTION 8 - ADDITIONAL PROVISIONS AFFECTING BENEFITS..............................................  8
                  8.01.         Tax Withholding ..................................................  8
                  8.02.         Dilution and Other Adjustments ...................................  8

SECTION 9 - ADMINISTRATION OF THE PLAN............................................................  9
                  9.01.         Duties and Power .................................................  9
                  9.02.         Benefit Statements ...............................................  9

SECTION 10 - AMENDMENT, SUSPENSION, AND TERMINATION...............................................  9
                  10.01.        Right to Amend or Terminate ......................................  9
                  10.02.        Right to Suspend .................................................  9
                  10.03.        Non-ERISA Plan ...................................................  9
                  10.04.        Right to Accelerate .............................................. 10

SECTION 11 - MISCELLANEOUS      .................................................................  10
                  11.01.        Right to Continued Employment ...................................  10
                  11.02.        Prohibition Against Alienation...................................  10
                  11.03.        Sayings Clause...................................................  10
                  11.04.        Payment of Benefit of Incompetent................................  10
                  11.05.        Spouse's Interest................................................  10
                  11.06.        Successors.......................................................  10
                  11.07.        Gender, Number and Heading.......................................  11
                  11.08.        Legal Fees and Expenses..........................................  11
                  11.09.        Choice of Law....................................................  11
                  11.10.        Affiliated Employees ............................................  11

SECTION 12 - CHANGE IN CONTROL PROVISIONS........................................................  11
                  12.01.        General..........................................................  11
                  12.02.        Transfer to Rabbi Trust..........................................  11
                  12.03.        Lump Sum Payments................................................  11
                  12.04.        Termination of the Plan .........................................  11
                  12.05.        Joint and Several Liability......................................  12
                  12.06.        Definition of Change in Control..................................  12


Exhibit A
Exhibit B
History


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                                MCN ENERGY GROUP
                      MANDATORY DEFERRED COMPENSATION PLAN

                         (AS RESTATED DECEMBER 15, 1999)


                                    SECTION 1
                        TITLE, PURPOSE AND EFFECTIVE DATE

         1.01. Title. The title of this Plan shall be the "MCN Energy Group Mandatory Deferred Compensation Plan" and shall be referred to in this document as the "Plan."

         1.02. Purpose. The purpose of the Plan is to promote the success of MCN Energy Group Inc. (hereinafter referred to "MCN" or as the "Company") by providing the Company a method to meet the deduction limitation in Section 162(m) of the Internal Revenue Code of 1986, as amended, whereby Covered Employees of MCN and its Affiliated Companies are required to defer the amount of compensation payable in one calendar year in excess of $1 million until after completion of the Deferral Period thereby increasing the employees' personal interest in the continued success and progress of the Company.

         It is intended that this Plan provide benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as "ERISA") and, therefore, to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

         1.03. Effective Date. The Plan shall be effective January 1, 1995.


                                    SECTION 2
                                   DEFINITIONS

         The following words and terms used herein shall, unless the context clearly requires a different meaning, have the respective meanings hereinafter set forth.

         2.01. "Account" means the record maintained by the Company of each Participant's Deferrals, credited dividend equivalents and distributions under the Plan.

         2.02. "Affiliated Company" means any corporation while such corporation is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as MCN or any other employing entity while such entity is under common control (within the meaning of Section 414(c) of the Code) with MCN.

         2.03. "Annual Base Salary" means annual base salary payable in the current Plan Year after any deferrals under Sections 125, 129 or 401(k) of the Code and after any election to defer an amount under the MCN Executive Deferred Compensation Plan and the MCN Energy Group Supplemental

Savings Plan and before any payroll deduction for taxes or any other purpose, but excluding any bonus, fringe benefit or other form of remuneration.

         2.04. "Annual Incentive Compensation" means the cash compensation earned in the current Plan Year and payable in the subsequent Plan Year under the MCN Energy Group Annual Performance Plan.

         2.05. "Beneficiary" means the person, persons or entity designated in writing by the Participant on forms provided by the Company to receive distribution of certain death benefits under the Plan in the event of the Participant's death.

         2.06. "Board " means the Board of Directors of MCN.

         2.07. "Code" means the Internal Revenue Code of 1986, as amended.

         2.08. "Committee" means the MCN Energy Group Master Trust, Retirement and Savings Plan Committee. The Committee is responsible for the administration of the Plan.

         2.09. "Company" means MCN Energy Group Inc., a Michigan corporation, its successors and assigns, and any Affiliated Company.

         2.10. "Covered Employee" means any employee with Total Compensation in excess of $1 million who is employed by the Company on the last day of the taxable year, and is (i) the chief executive officer ("CEO") of the Company or is acting in such capacity, or (ii) among the four highest compensated officers (other than the CEO) whose compensation is required by the Securities Exchange Act of 1934 to be disclosed in the Company's proxy statement.

         2.11. "Deferral" means the amount of a Participant's Performance Share Award, Restricted Stock Award, Annual Incentive Compensation and/or Annual Base Salary that must be deferred in accordance with Section 3 to reduce the Participant's estimated Total Compensation to an amount less than $1 million for a Plan Year. The source of the Deferral shall be at the discretion of the Company's Vice President of Human Resources. Deferral amounts are retained by the Company as part of its general assets.

         2.12 "Deferral Form" means the deferral form described in Section 3.03 relating to a Participant's commitment to make a Deferral.

         2.13. "Deferral Period" means the period beginning with the date a Participant first becomes a Covered Employee and ending the day after the date the Participant is no longer a Covered Employee.

         2.14. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.15. "FICA" means the Federal Insurance Contributions Act tax as set forth in Chapter 26 of the Code.

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         2.16. "In Pay Status" means a benefit under the Plan that is currently being paid or that is about to be paid to a Participant or Beneficiary under
Section 5.01, 6.03, 6.04 or 6.05.

         2.17. "Participant" means a Covered Employee who has made a written election on a properly executed Deferral Form to participate in the Plan in accordance with Section 3.02.

         2.18. "Performance Share Award" means the final award under the MCN Energy Group Long-Term Incentive Performance Share Plan that is part of the MCN Energy Group Stock Incentive Plan.

         2.19. "Plan" means the MCN Energy Group Mandatory Deferred Compensation Plan, as described herein and as hereafter amended.

         2.20. "Plan Interest Rate" means the average interest rate of 10-year U.S. Treasury Notes for the November of the prior calendar year, or such other rate as set by the Committee.

         2.21. "Plan Year" means the period beginning January 1 and ending December 31 of each year (the calendar year).

         2.22. "Restricted Stock Award" means the final award under the restricted stock program, which is part of the MCN Energy Group Stock Incentive Plan.

         2.23. "Savings Plan" means the MCN Energy Group Savings and Stock Ownership Plan or a successor thereto.

         2.24. "Spouse" means an individual who is legally married to a Participant under the laws of the State in which the Participant resides, on the day immediately preceding the Participant's date of death.

         2.25. "Total Compensation" means all remuneration for services received by an employee in a calendar year that is allowable as a deduction by the Company under Chapter 1 of the Code, whether or not the services were performed during the taxable year.


                                    SECTION 3
                                  PARTICIPATION

         3.01. Determination of Covered Employee Status. The Company's Vice President of Human Resources and Director of Payroll will monitor the Total Compensation of the CEO and the four highest compensated officers (other than the CEO) whose compensation is required by the Securities Exchange Act of 1934 to be disclosed in the Company's proxy statement ("Senior Executives"). If the Vice President and Director estimate that a Senior Executive's Total Compensation will exceed $1 million for a Plan Year, the Executive will be designated a Covered Employee, effective immediately. Designation as a Covered Employee shall be made effective for the Plan Year in which such designation is made and shall be effective for such Plan Year and each




                                       3
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succeeding Plan Year until the earlier of the date (i) the Executive no longer meets the definition of a Covered Employee, or (ii) the Covered Employee terminates service with the Company for any reason.

         3.02. Commencement of Participation. An employee shall become a Participant upon execution of a Deferral Form no later than (i) 15 days after the execution of this Plan or (ii) 30 days after the employee is determined to be a Covered Employee. A properly executed Deferral Form shall be effective in the first pay period immediately following execution of the Deferral Form, and shall contain the items described in this Section and in Sections 3.03 and 5.01. Subject to Section 5.04, the mandatory deferral required by the Plan shall be effective for all Plan Years the Participant is a Covered Employee and shall be irrevocable.

         3.03. Deferral Form. The Committee shall provide each Covered Employee with a Deferral Form as set forth in Exhibit A. A Participant shall file a Deferral Form to defer Total Compensation in excess of $1 million for all Plan Years in which he is a Covered Employee. A Participant's consent to the mandatory deferral required by the Plan, as evidenced by his signature on the Deferral Form, shall be irrevocable during the Deferral Period. The Deferral Form shall set forth the Covered Employee's acceptance of the benefits provided hereunder, his agreement to be bound by the terms of the Plan and such other matters as are set forth in this Plan or deemed advisable by the Committee.

         3.04. Amount of Deferral. A Participant's Deferral shall be equal to an amount that will reduce the Participant's estimated Total Compensation for the Plan Year to an amount less than $1 million. However, such annual Deferral shall not exceed

               (a) 100% of the Performance Share Award less the FICA tax
                   thereon;

               (b) 100% of the Restricted Stock Award less the FICA tax thereon;

               (c) 100% of the Annual Incentive Compensation less the FICA tax thereon; and

               (d) 100% of Annual Base Salary less the FICA tax thereon;

and shall not be less than $10,000.

         3.05. Increased Deferral. A Participant's Deferral shall increase automatically for each Plan Year in which he is a Participant, up to the limits set forth in Section 3.04.

         3.06. Denomination of Deferrals - General. Except as provided in
Section 3.07, during the Deferral Period a Participant's Deferral shall be denominated in MCN common stock valued at an amount equal to the average of the high and low MCN common stock price on the New York Stock Exchange Composite Tape for the trading day preceding the day on which a deferral is to be made ("Share Equivalents"). Dividend equivalents shall be credited to the Participant's Account in accordance with Section 4.02. After completion of the Deferral Period, the Participant's Account shall be valued on a cash basis with interest credited annually, as provided in Section 5.01.

         3.07. Denomination of Deferrals - Active Participants At Age 65. If a Participant attains age 65 while actively employed by the Company, the Participant's Account will be valued on a cash basis



                                       4
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on the Valuation Date, in accordance with Section 5.01(a). For purposes of the interaction between Section 5.01(a) and this section, the Valuation Date shall be the day the active Participant attains age 65. Interest shall be credited to such cash basis Account on a quarterly basis as of the end of the month in which dividend equivalents would be credited to a Participant's account under Section
4.02 at the Plan Interest Rate in effect for the year in which the account is credited.

         3.08. Establishment of Account. The Committee shall establish an Account for each Participant to which the Participant's Deferrals shall be credited, dividend equivalents in accordance with Section 4.02 shall be reinvested, interest shall be credited in accordance with Section 3.07 or
Section 5.01(a), and distributions shall be debited.

         3.09. Interaction with the MCN Energy Group Long-Term Performance Share Plan. The amount of any Total Compensation required to be deferred under this Plan shall be deemed to be deferred in accordance with Section 10.1 of the MCN Energy Group Long-Term Performance Share Plan.


                                    SECTION 4
                               FUNDING OF BENEFITS

         4.01. Unfunded Plan. The Plan shall be unfunded. All benefits payable under the Plan shall be paid from the Company's general assets. The Company shall not be required to set aside or hold in trust any funds for the benefit of a Participant or Beneficiary, who shall have the status of a general unsecured creditor with respect to the Company's obligation to make benefit payments pursuant to the Plan. Any assets of the Company available to pay Plan benefits shall be subject to the claims of the Company's general creditors and may be used by the Company in its sole discretion for any purpose.

         4.02. Dividend Equivalents. Dividend equivalents equal to 50% of the dividends payable on MCN common stock shall be credited to a Participant's Account during the Deferral Period based on the number of Share Equivalents held in such Participant's Account. Dividends credited to a Participant's Account shall be reinvested in Share Equivalents based on the average of the high and low MCN common stock price on the dividend payment date. Alternatively, a Participant may elect on his Deferral Form to have all of such dividend equivalents paid directly to him in cash during the Plan Year. A Participant's election regarding dividend equivalents shall be effective for all dividend equivalents credited for all Share Equivalents on the January 1 immediately following execution of his Deferral Form and shall remain in effect until revoked by the Participant. Revocation of a dividend equivalent election shall be effective on the January 1 immediately following revocation. A Participant's election may be overridden at the discretion of the Company's Vice President of Human Resources if necessary to comply with Section 3.04.




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                                   SECTION 5
                           FORM AND TIMING OF PAYMENT

         5.01. Timing of Payment. After completion of his Deferral Period, a Participant shall be entitled to a distribution of his Account at the end of the quarter in which his Deferral Period ends. The distribution of the Participant's Account shall be made in accordance with the Participant's selection on his Deferral Form; either (i) in annual payments over a period not less than one year and not more than 15 years, in one year increments, or (ii) as a lump sum distribution. If no Deferral Form is on file or no distribution option is indicated on the Deferral Form, the Participant's Account shall be distributed in one lump sum. If a Participant elects annual payments, the initial payment shall be made at the end of the quarter in which his Deferral Period ends. All subsequent annual payments shall be made at the end of the quarter in which the anniversary of the Participant's Valuation Date occurs ("Anniversary Date").

         5.02. Cash Valuation of Account. As of the date the Deferral Period ends ("Valuation Date"), the Participant's Account shall be valued on a cash basis, using the average of the high and low MCN common stock price on the New York Stock Exchange Composite Tape on the Valuation Date. Such cash valuation shall be used for purposes of determining the amount of interest to be credited to the Participant's Account during the period annual distributions are made to the Participant ("Payout Period") and for purposes of determining the number of shares of MCN common stock that will be distributed to a Participant during the Payout Period. Interest shall be credited annually as of the Anniversary Date on the declining cash balance at the Plan Interest Rate in effect for the year in which the distribution is made.

         5.03. Form of Payments. Notwithstanding the fact that a Participant's Deferred Account shall be valued on a cash basis as of the Valuation Date, the distribution to a Participant shall be paid in MCN common stock. The number of shares of Common Stock to be distributed shall equal the number of shares (rounded up to the next whole number of shares) such cash-valued Deferred Account, divided by the number of payments remaining in the Payout Period, could have purchased based on the average of the high and low Common Stock price on the New York Stock Exchange Composite Tape on the fifth trading-day prior to the end of the quarter in which Valuation Date (or Anniversary Date for all subsequent payments) occurs. The number of shares distributed annually shall be determined by amortizing the cash value of the Participant's Deferred Account over the Payout Period. Interest shall be credited annually on the declining balance at the Plan Interest Rate. The number of shares distributed annually to the Participant shall be recalculated on the Participant's Anniversary Date to reflect changes in the Plan Interest Rate, the decrease in the number of annual payments left to be made, and other changes to the Participant's Deferred Account balance. The amortization schedule shall be updated annually to reflect the average 10-year Treasury Note interest rate for the fifth trading-day prior to the end of the quarter in which Valuation Date (or Anniversary Date for all subsequent payments) in which the distribution is to be made.

         5.04. Change in Payment Option. A Participant may change the payment option selected by him on his Deferral Form at any time by submitting a new payment selection to the Committee. However, a change in payment option shall be effective only if the Committee receives the new payment selection at least 12 months before payments under the Plan commence.

         5.05. Hardship Withdrawal Benefits. At any time prior to a distribution in accordance with Section 5.01, a Participant may request that the Committee make a distribution to him of all or part of his Account within 120 days. Such distribution shall be made only if the Committee determines that

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the Participant is suffering from a financial hardship that cannot be satisfied from his normal sources of income, and the distribution shall be limited to the amount required to meet the financial hardship. In making these determinations, the Committee shall utilize the regulations proposed or adopted by the U.S. Department of Treasury pursuant to Section 401(k) of the Code and the rules under the Savings Plan. A financial hardship shall be satisfied from (i) a loan under the provisions of the Savings Plan, (ii) the MCN Executive Deferred Compensation Plan, (iii) the Supplemental Savings Plan, and (iv) the MCN Energy Group Long-Term Incentive Performance Share Plan, before a hardship distribution may be made from the Plan.


                                    SECTION 6
                   SELECTION OF AND PAYMENTS TO A BENEFICIARY

         6.01. Beneficiary Designation. A Participant shall designate a Beneficiary on his Beneficiary Designation Form, as provided in Exhibit B. The designation of a Beneficiary other than the Participant's Spouse must be consented to in writing by the Spouse. If a Participant has not designated a Beneficiary, or if a designated Beneficiary is not living or in existence at the time of a Participant's death, any death benefits payable under the Plan shall be paid to the Participant's Spouse, if then living, and if the Participant's Spouse is not then living, to the Participant's estate.

         6.02. Change in Beneficiary Designation. A Participant may change the designated Beneficiary, subject to the restriction in Section 6.01, from time to time by filing a new written designation with the Committee. Such designation shall be effective upon receipt by the Committee.

         6.03. Pre-Retirement Survivor Benefit - General. If a Participant dies prior to completion of the Deferral Period, his Beneficiary shall be entitled to receive a distribution of the Participant's Account. The Beneficiary shall receive the number of shares of MCN common stock deemed to be held in the Participant's Account on his date of death. The distribution shall be paid in accordance with the Participant's selection on his Deferral Form; either in annual payments over a period not less than one year and not more than 15 years, in one year increments, or as a lump sum distribution. Payments to the Beneficiary shall begin as soon as practicable, but in no event later than one year following the Participant's death. If the Participant had elected to receive annual payments on his Deferral Form, subsequent payments to the Beneficiary shall be made at the end of the quarter in which the anniversary of the Participant's death occurs.

         6.04. Pre-Retirement Survivor Benefit - Participant Age 65. If a Participant, who has attained age 65, dies prior to completion of the Deferral Period, his Beneficiary shall be entitled to receive a distribution of the Participant's Account. Notwithstanding the fact that the Participant's Account was valued on a cash basis as of the Participant's sixty-fifth birthday, the distribution to his Beneficiary shall be paid in MCN common stock equal to the number of shares such cash-valued Account could purchase based on the average of the high and low price of MCN common stock on the New York Stock Exchange Composite Tape on the day of the Participant's death. The distribution shall be paid in accordance with the Participant's selection on his Deferral Form; either in annual payments over a period not less than one year and not more than 15 years, in one year increments, or as a lump sum distribution. Payments to the Beneficiary shall begin as soon as practicable, but in no event later than one year following the Participant's death. If the Participant had elected to receive annual payments on his Deferral Form, subsequent payments to the Beneficiary shall be made on each January 1 after the date of the Participant's death.

         6.05. Post-Retirement Survivor Benefit. If a Participant dies subsequent to the start of his distribution payments under Section 5.01, his Beneficiary shall be entitled to continue to receive the distribution of the Participant's Account for the remainder of the period over which benefits were being paid to the deceased Participant.


                                    SECTION 7
                               VESTING OF BENEFITS

         A Participant shall be 100% vested in his benefits under the Plan at all times, except as set forth in Sections 8.02, 10.02, 10.03 and 10.04. A Participant shall rank as an unsecured creditor of the Company for all benefits under the Plan.


                                    SECTION 8
                    ADDITIONAL PROVISIONS AFFECTING BENEFITS

         8.01. Tax Withholding. Benefit payments hereunder shall be subject to applicable federal, state or local tax withholding laws. A Participant shall be responsible for making payment to MCN or a participating Affiliated Company, as appropriate, in an amount equal to the income payroll tax withholdings on the fair market value of the payments made in accordance with Section 5.01. A Participant may sell up to 50 percent of a distribution made under Section 5.01 on the open market to facilitate payment of the tax withholdings. In no circumstance will the Company purchase or otherwise issue cash for any stock distributed under this Plan.

         8.02. Dilution and Other Adjustments. In the event of any change in the outstanding shares of MCN common stock by reason of any stock dividend, stock split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, the Committee, in its sole discretion, shall make the appropriate adjustment in each Participant's Account. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Such adjustments made by the Committee shall be conclusive and binding for all purposes of the Plan.

                                    SECTION 9
                           ADMINISTRATION OF THE PLAN

         9.01. Duties and Power. The Committee shall be responsible for the general administration of the Plan and the proper execution of its provisions. It shall also be responsible for the interpretation of the Plan and the determination of all questions arising thereunder. It shall maintain all necessary books of accounts and records. It shall have power to establish, interpret, enforce, amend, and revoke, from time to time, such rules and regulations for the administration of the Plan and the conduct of its business as it deems appropriate, including the right to remedy ambiguities, inconsistencies and omissions (provided such rules and regulations are uniformly applied to all persons similarly situated). Any action that the Committee is required or authorized to take shall be final and binding upon each and every person who is or may become a Plan Participant or Beneficiary. The Committee may delegate its authority to administer the Plan.

         9.02. Benefit Statements. No later than 120 days after the end of each Plan Year, the Committee will provide each Participant with a statement setting forth the Participant's Account balance as of the last day of the immediately preceding Plan Year.


                                   SECTION 10
                     AMENDMENT, SUSPENSION, AND TERMINATION

         10.01. Right to Amend or Terminate. The Plan may be amended or terminated by the Board at any time. Such amendment or termination may modify or eliminate any benefit hereunder except that such amendment or termination shall not affect the rights of Participants or Beneficiaries to the vested portion of a Participant's Account as of the date of such amendment or termination. The Committee may amend this Plan to comply with changes to the Code, so long as the amendment does not materially increase the cost of maintaining the Plan or decrease benefits to Participants or Beneficiaries.


         10.02. Right to Suspend. If the Board determines that payments under the Plan would have a materially adverse affect on the Company's ability to carry on its business, the Board may suspend such payments temporarily for such time as in it sole discretion it deems advisable, but in no event for a period in excess of one year. During the period of suspension, the payment of dividend equivalents shall continue to be made in cash to the Participant in accordance with Section 4.02. The Company shall pay such suspended payments in a lump sum distribution of MCN common stock immediately upon the expiration of the period of suspension.

         10.03. Non-ERISA Plan. The Plan is intended to provide benefits for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from Sections 2, 3 and 4 of Title 1 of ERISA. Accordingly, the Plan shall terminate and, existing Account balances and other benefits In Pay Status shall be paid in a single, actuarially equivalent lump-sum and no further benefits, vested or non-vested, shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of
Section 3(2) of ERISA which is not so exempt.

         10.04. Right to Accelerate. The Board in its sole discretion may accelerate all vested benefits upon termination of the Plan, and pay such benefits in a single, actuarially equivalent lump-sum distribution of MCN common stock.


                                   SECTION 11
                                  MISCELLANEOUS

         11.01 Right to Continued Employment. Nothing in the Plan shall create or be construed as a contract between the Company and employees for any matter including giving any person employed by the Company the right to be retained in the Company's employ. The Company expressly reserves the right to dismiss any person at any time, with or without cause, without liability for the effect that such dismissal might have upon him as a Participant in the Plan.

         11.02. Prohibition Against Alienation. Except as otherwise provided in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right or benefit.

         11.03. Sayings Clause. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision and the remaining provisions hereof shall continue to be construed and enforced as if the invalid or unenforceable provision had not been included.

         11.04. Payment of Benefit of Incompetent. In the event the Committee finds that a Participant, former Participant, or Beneficiary is unable to care for his affairs because of his minority, illness, accident, or other reason, any benefits payable hereunder may, unless other claim has been made therefor by a duly appointed guardian, committee or other legal representative, be paid to a spouse, child, parent, or other blood relative or dependent or to any person found by the Committee to have incurred expenses for the support and maintenance of such Participant, former Participant, or Beneficiary; and any such payments so made shall be a complete discharge of all liability therefor.

         11.05. Spouse's Interest. The interest in the benefits hereunder of a Spouse who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Spouse in any manner including but not limited to such Spouse's will, nor shall such interest pass under the laws of intestate succession.

         11.06. Successors. In the event of any consolidation, merger, acquisition or reorganization of the Company, the obligations of the Company under this Plan shall continue and be binding upon the Company and its successors.

         11.07. Gender, Number and Heading. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

         11.08. Legal Fees and Expenses. The Company shall pay all legal fees and expenses that a Participant may incur as a result of the Company contesting the validity, enforceability, or the Participant's interpretation of, or determinations under this Plan, other than Section 5.04.

         11.09. Choice of Law. This Plan shall be governed by and construed in accordance with the laws of the State of Michigan to the extent not superseded by applicable federal statutes or regulations.

         11.10. Affiliated Employees. Transfers of employment between Affiliated Companies and the Company or other Affiliated Companies will be treated as continuous and uninterrupted service under the Plan.


                                   SECTION 12
                          CHANGE IN CONTROL PROVISIONS

         12.01. General. In the event of a Change in Control, as defined in
Section 12.06, then notwithstanding any other provision of the Plan, the provisions of this Section 12 shall be applicable and shall supersede any conflicting provisions of the Plan.

         12.02. Transfer to Rabbi Trust. The Company has established a trust pursuant to a Trust Agreement dated January 3, 1991 (the "Rabbi Trust"). The terms of the Rabbi trust provide that, in the event of a Change in Control and thereafter, assets are to be transferred to such trust to provide benefits under the Plan. The Company shall make all transfers of funds required by such Rabbi trust in a timely manner and shall otherwise abide by the terms of such Rabbi trust.

         12.03. Lump Sum Payments. In a Change in Control situation, the Committee shall have the absolute discretion to direct that a lump sum payment be made to an active Participant up to the total value of such Participant's account in the year of the Change in Control if such payment will reduce the amount of any potential excise tax imposed by Code Section 4999. In addition, if a Participant retires or otherwise terminates employment with the Company as a result of the closing of a Change in Control situation, the Committee shall have the absolute discretion to direct that a lump sum payment be made to such Participant by the end of the quarter in which such Participant retires or otherwise terminates employment with the Company.

         12.04. Termination of the Plan. If the provisions of Section 12.02 are overridden by the terms of a merger agreement in a Change in Control situation, the Plan shall be terminated upon consummation of the Change in Control transaction. By the end of the quarter in which the Plan is terminated, the account balance of (a) any inactive Participant shall be paid to him in a lump sum and

(b) any active Participant remaining after payments made in accordance with
Section 12.03(a) shall be transferred to the MCN Energy Group Executive Deferred Compensation Plan. An inactive Participant shall be paid based on the cash valuation of his account on his Valuation Date, plus interest to the end of the quarter in which payment is made. An active Participant's account shall be transferred to the MCN Energy Group Executive Deferred Compensation Plan at a cash value equal to the greater of a Common Stock price of $28.50 or .775 times the DTE Energy common stock price offered to the Company's shareholders upon the consummation of the Change in Control transaction.

         12.05. Joint and Several Liability. Upon and at all times after a Change in Control, the liability under the Plan of the Company and each Affiliated Company that has adopted the Plan shall be joint and several so that the Company and each such Affiliated Company shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

         12.06. Definition of Change in Control. A "Change of Control" means:

                (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisition shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidated, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) or subsection (c) of this Section 12.06 are satisfied; or

                (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (ii) no person (excluding the Company, any employee benefit plan or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities or such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                (d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         IN WITNESS WHEREOF, MCN Corporation has caused this Plan to be executed as of this 15th day of December 1999.


                                MCN Energy Group Inc.

                                By:
                                    --------------------------------------------
                                Daniel L. Schiffer, Senior Vice President,
                                General Counsel and Secretary

                                                                       EXHIBIT A

                                MCN ENERGY GROUP
                      MANDATORY DEFERRED COMPENSATION PLAN

                                  DEFERRAL FORM

================================================================================
  Employee Name (Print)                  Social Security No.     I.D. Number


================================================================================
  Address (Number/Street)                     City         State     Zip Code


==============================================================================

In accordance with the terms of the MCN Energy Group Mandatory Deferred Compensation Plan ("Plan"), which is hereby incorporated by reference, I hereby accept and agree to all the provisions of the Plan and irrevocably elect pursuant to Section 3 of the Plan to have all Total Compensation paid to me in excess of $1 million in any calendar year in which I am a Covered Employee deferred until completion of the Deferral Period.


Benefit Payment Election
------------------------

That the amount deferred shall be paid to me after completion of the Deferral Period in the manner specified below:

                  Lump-sum payment of MCN Energy Group Inc. common stock.
         -----

                  Payment in annual installments of MCN Energy Group Inc.
         ------   stock over       years (in 1 year increments, not to exceed 15
                  years)

I understand that, notwithstanding the above benefit payment election, I may be eligible for a hardship withdrawal pursuant to Section 5 of the Plan.

Dividend Payment Election
-------------------------

I hereby elect to have the dividend equivalents credited to my Account paid as specified below:

                  100% reinvested in my Account and denominated in shares of MCN
         ------   Energy Group Inc. common stock

                  100% paid directly to me in cash
         ------

================================================================================
  Employee Signature                                         Date


--------------------------------------------------------------------------------
  Receipt Acknowledged By                 Title              Date


================================================================================

March 13, 2000

                                                                       EXHIBIT B

                                MCN ENERGY GROUP
                      MANDATORY DEFERRED COMPENSATION PLAN

                          BENEFICIARY DESIGNATION FORM

================================================================================
  Employee Name (Print)                  Social Security No.     I.D. Number


--------------------------------------------------------------------------------
  Address (Number/Street)                     City         State     Zip Code


================================================================================

I hereby designate, pursuant to Article 6 of the above-referenced plan, the below-designated person(s) as my beneficiary in the event of my death:

================================================================================
  Beneficiary's Name                                  Address

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

I UNDERSTAND THAT THE DESIGNATION OF A BENEFICIARY OTHER THAN MY SPOUSE MUST BE CONSENTED TO IN WRITING BY MY SPOUSE.

In the event any of the above-named beneficiaries should predecease me, or shall survive me but die before receiving all amounts to be paid, I hereby name the following as a contingent beneficiary to receive any such unpaid amounts:

================================================================================
  Beneficiary's Name                                  Address

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


In the event none of the above-named beneficiaries survive me, any unpaid amounts shall be paid to my lawful successor in interest. I reserve the right to change this beneficiary designation at any time by filing with the Committee or its Designee a new beneficiary designation form.

I UNDERSTAND THAT MY MOST RECENT ELECTION AS TO THE BENEFICIARY DESIGNATION WILL APPLY TO ALL DEFERRALS BY ME UNDER THE PLAN.

================================================================================
  Employee Signature                                         Date


--------------------------------------------------------------------------------
Receipt Acknowledged By                   Title              Date


================================================================================

Spousal Consent: I hereby consent to the designation of beneficiary set forth herein.

================================================================================
Spouse's Signature                                              Date


--------------------------------------------------------------------------------
Witness                                                         Date


================================================================================

                                MCN ENERGY GROUP
                      MANDATORY DEFERRED COMPENSATION PLAN

                              HISTORICAL BACKGROUND

12/15/94 MCN Corporation Minutes of Regular Meeting of Board of Directors discussed the limitations on deductibility of executive compensation imposed by section 162(m) of the Internal Revenue Code. The Board approved the Mandatory Deferred Compensation Plan which would pay interest on any deferred compensation at a rate equal to half the Corporation's dividend rate and the value of any amounts deferred would be adjusted up or down based upon changes in the value of the Corporation's common stock. The Plan is Attachment C to the minutes.

09/28/95 MCN Corporation Minutes of Regular Meeting of Board of Directors approved the following amendment to Section 2.25 of the Corporation's Mandatory Deferred Compensation Plan.

              2.25. "Total Compensation" means all remuneration for services received by an employee in a calendar year, including cash and the cash value of all noncash remuneration (including taxable benefits) less any amount deferred under Sections 125, 129 and 401(k) of the Code, the MCN Executive Deferred Compensation Plan and the MichCon Supplemental Savings Plan which is subject to the deduction limitation described in Section 162(m) of the Code for such calendar year.


5/23/96 MCN Corporation Minutes of Regular Meeting of Board of Directors approved amendments to the Corporation's Mandatory Deferred Compensation Plan as follows:

         Section 3.06 is amended to read as follows:

              3.06. Denomination of Deferrals. During the Deferral Period, A Participant's Deferral shall be denominated in Company common stock valued at an amount equal to the closing price of a share of Company common stock on the New York Stock Exchange Composite Tape for the trading day preceding the day on which a deferral is to be made. Dividend equivalents shall be credited to the Participant's Account in accordance with Section 4.02. After completion of the Deferral Period, the Participant's Account shall be valued on a cash basis with interest credited monthly, as provided in Section 5.01.

         Section 5.01 is amended to read as follows:

              5.01. Form and Timing of Payment. After completion of his Deferral Period, a Participant shall be entitled to a distribution of his Account on the first of the month following the month in which his Deferral Period ends. Notwithstanding the fact that a Participant's Account will be valued on a cash basis after completion of the Deferral Period in accordance with Section 3.06, the distribution to a Participant shall be paid in

              Company common stock equal to the number of shares of Company common stock deemed to be held in the Participant's Account and valued at the closing price of MCN Corporation common stock on the New York Stock Exchange Composite Tape on the day before payment is made. The distribution of the Company common stock shall be made in accordance with the Participant's selection on his Deferral Form; either in equal monthly payments over a period not less than one year and not more than 15 years, in one year increments, or as a lump sum distribution of the Participant's Account. The number of shares distributed monthly shall be calculated to pay out over the specified period the entire balance in the Participant's Account as of the end of the Deferral Period with interest credited monthly on the declining balance at the Plan Interest Rate. The number of shares distributed monthly to the Participant shall be adjusted on January 1 of each year to reflect changes in the Plan Interest Rate and other changes to the Participant's Account balance.


         Section 6.03 is amended to read as follows:

              6.03. Pre-Retirement Survivor Benefit. If a Participant dies prior to completion of the Deferral Period, his Beneficiary shall be entitled to receive a distribution of the Participant's Account. The distribution to a Beneficiary shall be paid in Company common stock equal to the number of shares of Company common stock deemed to be held in the Participant's Account and valued at the closing price of MCN Corporation common stock on the New York Stock Exchange Composite Tape on the day of the Participant's death. The distribution shall be paid in accordance with the Participant's selection on his Deferral Form; either in monthly payments over a period not less than one year and not more than 15 years, in one year increments, or as a lump sum distribution. Payments to the Beneficiary shall begin as soon as practicable, but in no event later than one year following the Participant's death.

         The following sentence shall be added to the end of Section 8.01:

              A Participant shall be responsible for making payment to MCN Corporation or a participating Affiliated Company, as appropriate, in an amount equal to the income payroll tax withholdings on the fair market value of the payments made in accordance with Section
              5.01. A Participant may sell up to 50 percent of a distribution made under Section 5.01 on the open market to facilitate payment of the tax withholdings. In no circumstance will the Company purchase or otherwise issue cash for any stock distributed under this Plan.


         The last sentence of Section 10.02 shall be amended to read as follows:

              The Company shall pay such suspended payments in a lump sum distribution of Company common stock immediately upon the expiration of the period of suspension.


         Section 10.04 shall be amended to read as follows:

              10.04. Right to Accelerate. The Board of Directors in its sole discretion may accelerate all vested benefits upon termination of the Plan, and pay such benefits in a single, actuarially equivalent lump-sum distribution of Company stock.

         The Deferral Form shall be amended to reflect that all payments made from the Plan shall be made in MCN Corporation common stock:

                                                                       EXHIBIT A

                                MCN CORPORATION
                      MANDATORY DEFERRED COMPENSATION PLAN

                                  DEFERRAL FORM

================================================================================
  Employee Name (Print)                  Social Security No.     I. D. Number


================================================================================
  Address (Number/Street)                     City         State     Zip Code


==============================================================================

In accordance with the terms of the MCN Corporation Mandatory Deferred Compensation Plan ("Plan"), which is hereby incorporated by reference, I hereby accept and agree to all the provisions of the Plan and irrevocably elect pursuant to Section 3 of the Plan to have all Total Compensation paid to me in excess of $1 million in any calendar year in which I am a Covered Employee deferred until completion of the Deferral Period.


Benefit Payment Election

That the amount deferred shall be paid to me after completion of the Deferral Period in the manner specified below:

                  Lump-sum payment of MCN Corporation common stock.
         -----

                  Payment in annual installments of MCN Corporation common stock
         ------   over      years (in 1 year increments, not to exceed 15 years)

I understand that, notwithstanding the above benefit payment election, I may be eligible for a hardship withdrawal pursuant to Section 5 of the Plan.

Dividend Payment Election

I hereby elect to have the dividend equivalents credited to my Account paid as specified below:

                  All reinvested in my Account and denominated in shares of MCN
         ------   Corporation common stock

                  50% reinvested in my Account, denominated in shares of MCN
         ------   Corporation common stock, and 50% paid directly to me in cash

                  100% paid directly to me in cash
         ------

================================================================================
  Employee Signature                                         Date


--------------------------------------------------------------------------------
  Receipt Acknowledged By                 Title              Date


================================================================================

May 23, 1996

8/27/98   MCN Energy Group Inc. Minutes of Regular Meeting of Board of
              Directors approved amendments to the Company's Mandatory Deferred Compensation Plan as follows:

          Section 1.01 is amended to reflect the change in the name of the Plan to the MCN Energy Group Mandatory Deferred Compensation Plan. This change is carried throughout the document.

          Section 2.08 is amended to reflect the change in the name of the Committee from the Savings Plan Committee to the MCN Energy Group Master Trust, Retirement and Savings Plan Committee.

          Section 2.18 is amended to reflect the change in the name of Performance Awards to Performance Shares under the MCN Energy Group Long-Term Incentive Performance Share Plan. This change is carried throughout the document.

          Section 2.20 is amended to reflect the change in the interest rate used from the interest rate for the latest issue, as of the previous month, of ten-year U.S. Treasury Notes to the average interest rate on ten-year U.S. Treasury Notes for the November of the prior calendar year. This change was made to provide consistency in interest rates with other executive compensation plans of the Company.

         Section 2.25 is amended to clarify the meaning of Total Compensation. Prior to the amendment, the section read as follows:

                   2.25. "Total Compensation" means all remuneration for
              services received by an employee in a calendar year, including cash and the cash value of all noncash remuneration (including taxable benefits) less any amount deferred under Sections 125, 129 and 401(k) of the Code, the MCN Executive Deferred Compensation Plan and the MichCon Supplemental Savings Plan which is subject to the deduction limitation described in Section 162(m) of the Code for such calendar year.

          Section 3.02 is amended to clarify when participation in the Plan commences. Prior to the amendment, the section read as follows:

                   3.02. Commencement of Participation. An employee shall become a Participant upon execution of a Deferral Form no later than 15 days after the execution of this Plan or the December 22 prior to the January 1 of the year the Company has determined the employee will become a Covered Employee. A properly executed Deferral Form shall be effective on the January 1 immediately following execution of the Deferral Form, and shall contain the items described in this Section and in Sections 3.03, 5.01 and 6.01. Subject to Section 5.03, the mandatory deferral required by the Plan shall be effective for all Plan Years the Participant is a Covered Employee and shall be irrevocable.

         Section 3.06 is deleted in its entirety and replaced with the section as currently shown. Prior to the deletion, the section read as follows:

                   3.06. Denomination of Deferrals. A Participant's Deferral
              shall be denominated in Company common stock valued at an amount equal to the closing price of a share of Company common stock on the New York Stock Exchange Composite Tape for the trading day preceding the day on which a deferral is to be made. Dividend equivalents shall be credited to the Participant's Account in accordance with Section 4.02.

         Section 3.07 is amended and redesignated as Section 3.08 and a new
         Section 3.07 is added to read as currently shown to provide for the denomination of an active Participant's account on a cash basis once the Participant attains age 65. Prior to such amendment and redesignation, Section 3.07 read as follows:

                   3.07. Establishment of Account. The Committee shall establish an Account for each Participant to which the Participant's Deferrals shall be credited, dividend equivalents in accordance with Section 4.02 shall be reinvested and distributions shall be debited.

         A new Section 3.09 was added to read as currently shown.

         Section 4.02 is amended to provide that 100% of dividend equivalents may be reinvested in Share Equivalents in the Participant's account or may be taken in cash. Prior to amendment, Section 4.02 read as follows:

                   4.02. Dividend Equivalents. Dividend equivalents equal to 50%
              of the dividends payable on MCN Common Stock shall be credited to a Participant's Account during the Deferral Period based on the number of shares of Company common stock deemed to be held in such Participant's Account. A Participant may elect on his Deferral Form to have 0%, 50% or 100% of such credited dividend equivalents paid directly to him in cash during the Plan Year. A Participant's election regarding credited dividend equivalents shall be effective on the January 1 immediately following execution of his Deferral Form and shall remain in effect until revoked by the Participant. Revocation of a dividend equivalent election shall be effective on the January 1 immediately following revocation.

         Section 5 is deleted in its entirety and replaced with Section 5 as it currently reads. Prior to its deletion, Section 5 read as follows:


                                    SECTION 5

                           FORM AND TIMING OF PAYMENT


                   5.01. Form and Timing of Payment. After completion of his
              Deferral Period, a Participant shall be entitled to a distribution of his Account on the first of the month following the month in which his Deferral Period ends. The distribution to a Participant shall be paid in Company common stock equal to the number of shares of Company common stock deemed to be held in the Participant's Account and valued at the closing price of MCN Corporation common stock on the New York Stock Exchange Composite Tape on the day before payment is made. The distribution of Company common stock shall be made in accordance with the Participant's selection on his Deferral Form; either in equal monthly payments over a period not less than one year and not more than 15 years, in one year increments, or as a lump sum distribution of the Participant's Account. The amount of monthly payments shall be calculated to pay out over the specified period the entire balance in the Participant's Account as of the end of the Deferral Period with interest credited monthly on the declining balance at the Plan Interest Rate. The amount of the monthly payments to the Participant shall be adjusted on January 1 of each year to reflect changes in the Plan Interest Rate and other changes to the Participant's Account balance.

                   5.02. Change in Payment Option. The payment option selected by the Participant on his Deferral Form may be changed at any time by the Participant by submitting a new payment selection to the Committee, but a change shall be effective only if it is received by the Committee at least 36 months before payments under the Plan commence.

                   5.03. Hardship Withdrawal Benefits. At any time prior to a distribution in accordance with Section 5.01, a Participant may request that the Committee make a distribution to him of all or part of his Account within 120 days. Such distribution shall be made only if the Committee determines that the Participant is suffering from a financial hardship that cannot be satisfied from his normal sources of income, and the distribution shall be limited to the amount required to meet the financial hardship. In making these determinations, the Committee shall utilize the regulations proposed or adopted by the U.S. Department of Treasury pursuant to Section 401(k) of the Code and the rules under the Savings Plan. A financial hardship shall be satisfied from the Plan to the extent possible then from the MCN Executive Deferred Compensation Plan, the Supplemental Savings Plan, and finally from the Savings Plan.

         Section 6.03 is deleted in its entirety and replaced with Section 6.03 as it currently reads. Prior to its deletion, Section 6.03 read as follows:

                   6.03. Pre-Retirement Survivor Benefit. If a Participant dies prior to completion of the Deferral Period, his Beneficiary shall be entitled to receive a distribution of the Participant's Account. The distribution to a Beneficiary shall be paid in Company common stock equal to the number of shares of Company common stock deemed to be held in the Participant's Account and valued at the closing price of MCN Corporation common stock on the New York Stock Exchange Composite Tape on the day of the Participant's death. The distribution shall be paid in accordance with the Participant's selection on his Deferral Form; either in monthly payments over a period not less than one year and not more than 15 years, in one year increments, or as a lump sum distribution. Payments to the Beneficiary shall begin as soon as practicable, but in no event later than one year following the Participant's death.

         Section 6.04 is redesignated as Section 6.05. A new Section 6.04 is inserted to read as currently shown.

         Exhibit A is amended as shown to reflect the changes described herein. Prior to amendment, Exhibit A read as follows:

                                                                       EXHIBIT A

                                 MCN CORPORATION
                      MANDATORY DEFERRED COMPENSATION PLAN

                                  DEFERRAL FORM

================================================================================
  Employee Name (Print)                  Social Security No.     I. D. Number


================================================================================
  Address (Number/Street)                City         State      Zip Code


==============================================================================

In accordance with the terms of the MCN Corporation Mandatory Deferred Compensation Plan ("Plan"), which is hereby incorporated by reference, I hereby accept and agree to all the provisions of the Plan and irrevocably elect pursuant to Section 3 of the Plan to have all Total Compensation paid to me in excess of $1 million in any calendar year in which I am a Covered Employee deferred until completion of the Deferral Period.


Benefit Payment Election

That the amount deferred shall be paid to me after completion of the Deferral Period in the manner specified below:

                  Lump-sum payment of MCN Corporation common stock.
         ------

                  Payment in annual installments of MCN Corporation common stock
         ------   over      years (in 1 year increments, not to exceed 15 years)

I understand that, notwithstanding the above benefit payment election, I may be eligible for a hardship withdrawal pursuant to Section 5 of the Plan.

Dividend Payment Election

I hereby elect to have the dividend equivalents credited to my Account paid as specified below:

                  All reinvested in my Account and denominated in shares of MCN
         ------   Corporation common stock

                  50% reinvested in my Account, denominated in shares of MCN
         ------   Corporation common stock, and 50% paid directly to me in cash

                  100% paid directly to me in cash
         ------

================================================================================
  Employee Signature                                         Date


--------------------------------------------------------------------------------
  Receipt Acknowledged By                 Title              Date


================================================================================

May 23, 1996

12/15/99 MCN Energy Group Inc. Minutes of Regular Meeting of Board of Directors approved the plan amendment and restatement effective December 15, 1999, to reflect the following changes:

         Section 5.01(a) was deleted from Section 5.01 and redesignated as
         Section 5.02. Prior to its deletion from Section 5.01, subsection (a) read as follows:

                   (a) Annual Distributions - Cash Valuation of Account. As of
              the date the Deferral Period ends ("Valuation Date"), the Participant's Account shall be valued on a cash basis, using the average of the high and low MCN common stock price on the New York Stock Exchange Composite Tape on the Valuation Date. Such cash valuation shall be used for purposes of determining the amount of interest to be credited to the Participant's Account during the period annual distributions are made to the Participant ("Payout Period") and for purposes of determining the number of shares of MCN common stock that will be distributed to a Participant during the Payout Period. Interest shall be credited annually as of the Anniversary Date on the declining cash balance at the Plan Interest Rate in effect for the year in which the distribution is made.

         Sections 5.02, 5.03 and 5.04 were redesignated as Sections 5.03, 5.04 and 5.05.

         Sections 12.03 and 12.04 are redesignated as Sections 12.05 and 12.06. New Sections 12.03 and 12.04 were added to read as shown.